Exhibit 10.1(a)
FBL FINANCIAL GROUP, INC.
INCENTIVE STOCK OPTION AGREEMENT
OPTIONEE:
DATE OF GRANT:
DATE FIRST EXERCISABLE: One Year from Date of Grant
DATE OF EXPIRATION: Ten Years from Date of Grant
NUMBER OF SHARES COVERED BY THIS OPTION:
OPTION PRICE:
     THIS OPTION AGREEMENT (the “Agreement”), effective as of Date of Grant set forth above, is between FBL Financial Group, Inc., an Iowa corporation (the “Company”) and the Optionee set forth above, who is an employee of the Company or one of its Subsidiaries, pursuant to the FBL Financial Group, Inc. 2006 Class A Common Stock Compensation Plan adopted by the Board of Directors of the Company on November 16, 2005 and approved by the shareholders of the Company on May 17, 2006 (the “Plan”). The Plan provides for the granting of Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) by the Board of Directors of the Company (the “Board”) or by a committee appointed by the Board (the “Committee”) to certain Eligible Employees, as defined in the Plan. Capitalized terms used in this Agreement shall have the same meaning as defined in the Plan unless otherwise defined herein. References to the Company used in this Agreement may mean, as the context requires, the Board of Directors or any Committee appointed by the Board of Directors of the Company to administer the Plan and to perform the functions set forth therein. The parties hereto agree as follows:
     1. Grant of Stock Option at Option price. The Company hereby grants to Optionee the Option to purchase the number of shares of Class A Common Stock without par value of the Company (“Common Stock”) set forth above at the Option Price per share set forth above; provided, however, that the Option Price per share shall not be less than 100% (110% in the case of Optionee being a Ten-Percent Stockholder as defined in the Plan as of the Date of Grant) of the Fair Market Value (as defined in the Plan) of a share of the common Stock as of the Date of Grant, subject to the terms and conditions of this Agreement. This Option is intended by the parties to be, and shall be treated as, an Incentive Stock Option within the meaning of Section 422 of the Code. However, in no event shall the option be considered an Incentive Stock Option if more than $100,000 in aggregate fair market value of stock (determined as of the date of grant) becomes exercisable for the first time in any calendar year.

Exhibit 10.1(a)
     2. Duration of the Stock Option. The Option shall be exercisable in accordance with this Agreement and the Plan until the Date of Expiration set forth above; provided, however that this Option shall not be exercisable under any circumstances after the expiration of ten (10) years (five (5) years in the case of Optionee being a Ten-Percent Stockholder as of the Date of Grant) from the Date of Grant. The Company may extend the Date of Expiration in accordance with the Plan by written notice to Optionee, but in no event shall the term of this Option as so extended exceed the maximum term provided for in the preceding sentence.
     3. Vesting of Stock Option. This Option shall become exercisable as to 20% of the number of shares covered by this Option set forth above at any time on or after the first anniversary date of the Date of Grant (the “Date First Exercisable”). An additional 20% of the number of shares covered by this Option shall become purchasable at any time on or after each of the second through fifth anniversaries of the Date of Grant. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the Date of Expiration. The Company may accelerate the exercisability of this Option, or any portion thereof, at any time, by written notice to Optionee. Notwithstanding the above provisions of this Section 3, this Option shall become immediately exercisable in full upon (i) the occurrence of a Change in Control as defined in the Plan; or (ii) the death, Disability or Retirement of the Optionee as described in Section 4.
     4. Termination of Employment by Retirement, Death or Disability. If, without having fully exercised this Option, Optionee shall die or Optionee’s employment with the Company or any Subsidiary (as defined in the Plan) of the Company is terminated by reason of Retirement or Disability (each as defined in the Plan), and if at such time this Option is not yet exercisable, then Optionee’s rights to purchase all of the Common Stock subject to this Option shall immediately vest, and Optionee or Optionee’s legal representative or beneficiary (or such persons who have acquired Optionee’s rights under the Option by will or by the laws of descent and distribution), as applicable, shall have the right to exercise this Option for a period ending on the earlier of (a) the Date of Expiration, or (b) the third anniversary date of such termination of employment, and the Option shall thereafter terminate. Notwithstanding the above provisions of this Section 4, the Company may extend the period for the exercise of this Option in accordance with the Plan by written notice to Optionee, but in no event shall the term of this Option as so extended exceed the maximum term provided for in Section 2. Optionee acknowledges and understands that (a) if Optionee exercises this Option more than one year after termination of employment with the Company or any Subsidiary by reason of Disability (three months if the Disability is not a disability within the meaning of Section 22(e)(3) of the Code), or (b) this option is exercised more than three months after termination of Optionee’s employment for any other reason except death, the provisions of Section 421(a) of the Code, including the provision thereof that no income shall result at the time of the exercise of the Option, shall not apply.
     5. Termination of Employment for Other Reasons. If, without having fully exercised this Option, Optionee’s employment with the Company or any Subsidiary is terminated for reasons other

Exhibit 10.1(a)
than Optionee’s death, Disability or Retirement (including Optionee’s ceasing to be employed by the Company or a Subsidiary as a result of the sale of such Subsidiary or an interest in such Subsidiary), and if at such time this Option is not yet exercisable, then Optionee’s rights under this Option shall immediately terminate. However, if at the date of such termination of Optionee’s employment, this Option or a portion of this Option is exercisable, then Optionee shall have the right to exercise this Option, to the extent exercisable at the time of Optionee’s termination of employment, for a period ending on the earlier of (a) the Date of Expiration, or (b) thirty (30) days following such termination of employment, and the Option shall thereafter terminate. Notwithstanding the above provisions of this Section 5, the Company may extend the period for the exercise of this Option in accordance with the Plan by written notice to Optionee, but in no event shall the term of this Option as so extended exceed the maximum term provided for in Section 2.
     6. Procedure for Exercise of Option.
     (a) Minimum Shares. This Option may be exercised in whole or in part, but not for less than one hundred (100) shares of Common Stock at any one time, unless fewer than one hundred (100) shares are then purchasable under the Option and the Option is then being exercised as to all such shares.
     (b) Written Notice. This Option may be exercised by giving written notice in the form attached to the Company at the address set forth herein, addressed to the attention of the Secretary of the Company. This Option may be exercised during Optionee’s lifetime only by Optionee or Optionee’s legal representative or after Optionee’s death only by Optionee’s legal representative or beneficiary. Such notice shall (i) be signed by the Optionee or Optionee’s legal representative or beneficiary entitled to exercise the Option and, if being exercised by any person other than Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person to exercise the Option; (ii) state the person(s) in whose name the stock certificates for such shares of Common Stock is to be registered, and the street address and the tax identification or social security number of such person(s); (iii) specify the number of full shares of Common Stock then elected to be purchased with respect to the Option and the date of exercise thereof which date shall be at least five (5) days after giving of such notice; (iv) contain such representations and agreements as may be satisfactory to counsel for the Company and, unless a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”) is in effect with respect to the shares to be purchased, contain a representation of Optionee or Optionee’s legal representative or beneficiary, as applicable, that the shares of Common Stock are being acquired for investment, and that the shares will not be sold or otherwise transferred except in compliance with all applicable securities laws and regulations and all requirements of any stock exchange or market upon which such shares of Common Stock are then listed and/or traded; and (v) be accompanied by payment in full of the Option Price of the shares to be purchased.
     (c) Payment of Option Price. The Option Price upon exercise of this Option shall be payable to the Company in full either (i) in cash or its equivalent (acceptable cash equivalents shall

Exhibit 10.1(a)
be determined at the sole discretion of the Company) or by check; (ii) at the sole discretion of the Company and upon such terms and conditions as the Company shall approve, by (a) transferring previously-acquired shares of Common Stock having an aggregate Fair Market Value (as defined in the Plan) on the day preceding the date of exercise equal to the total price of the shares for which the Option is being exercised; (iii) by a combination of (i) and (ii).
     (d) Certificates. As promptly as practicable after receipt of such written notice, required representations, and payment, the Company shall cause to be issued and delivered to the Optionee or Optionee’s legal representative or beneficiary, as applicable, certificates for the shares of Common Stock so purchased, registered in the name of Optionee, Optionee’s legal representative or beneficiary, as applicable, and endorsed with any appropriate restrictive legends.
     (e) Records. The Company shall maintain records of all information pertaining to Optionee’s rights under this Agreement, including the number of shares for which this Option is exercisable, and the Company’s books and records shall be conclusive and binding upon Optionee.
     7. Restrictions on Transfer. This Option may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Optionee, with the consent of the Board, may designate a person or persons to receive in the event of Optionee’s death, this Option or any shares pursuant thereto, to which Optionee would then be entitled. Such designation shall be made upon forms supplied by and delivered to the Company and may be revoked or changed in writing by Optionee. In the event of the death of Optionee and in the absence of a beneficiary validly designated under the Plan who is living at the time of Optionee’s death, the Company shall deliver this Option and/or amounts payable to the executor or administrator of Optionee’s estate or, if no executor or administrator has been appointed to the knowledge of the Company, the Company, in its sole discretion, may deliver this Option and/or amounts payable to the spouse or to any one or more dependents or relatives of Optionee, or if no spouse, dependent or relative is known to the Company, then to such other person or persons as the Company may designate. This Option shall not be subject to any levy, attachment, execution or similar process. In the event of any transfer or levy of process upon the rights or interests hereby conferred, the Company may terminate this Option by written notice to Optionee and it shall thereupon become null and void. This Agreement shall be binding upon the beneficiaries and legal representatives of Optionee.
     8. Change in Capitalization. In the event of a Change in Capitalization as defined in the Plan, the number and class of shares of Common Stock subject to this Option, as well as the Option Price, may be adjusted by the Company, in its sole discretion, to prevent dilution or enlargement of rights. The Company’s determination of the adjustment, if any, shall be conclusive and binding upon Optionee. Any such adjustments shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code, and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

Exhibit 10.1(a)
     9. Rights as a Stockholder. Neither Optionee nor Optionee’s legal representative or beneficiary, as applicable, shall have any rights or privileges as a stockholder of the Company with respect to the shares of Common Stock subject to this Agreement unless and until (a) the Option shall have been exercised pursuant to the terms of the Plan and this Agreement; (b) the Company shall have issued and delivered certificates for the shares to Optionee, Optionee’s legal representative or beneficiary, as applicable; and (c) the name of Optionee, Optionee’s legal representative or beneficiary, as applicable, shall have been entered as a stockholder of record on the books of the Company. Thereupon, Optionee, Optionee’s legal representative or beneficiary, as applicable, shall have full voting, dividend and other ownership rights with respect to such shares.
     10. Continuation of Employment. This Agreement shall not confer upon Optionee any right to continuation of employment by the Company or any Subsidiary of the Company, nor shall this Agreement interfere in any way with the Company’s right to terminate Optionee’s employment at any time.
     11. Additional Restrictions on Exercise. This Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or regulation, including, without limitation, the Code or regulations promulgated thereunder, or Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a condition to the exercise of this Option, the Company may require the person exercising this Option to make any representation or warranty to the Company as may be required by applicable law or regulation or other restriction or agreement binding upon or otherwise affecting the shares of the Company. To the extent that the aggregate Fair Market Value of Common Stock determined as of the Date of Grant with respect to which this Option is exercisable for the first time by Optionee during any calendar year exceeds $100,000, the shares issued in excess of $100,000 shall not be qualified as Incentive Stock Options and the Company shall issue separate certificates for such shares and identify such shares as non-qualifying in the Company’s stock transfer records.
     12. Miscellaneous.
     (a) This Agreement and the rights of Optionee hereunder are subject to the terms of the Plan and all rules and regulations as the Board, the Committee, or the Company may adopt for administration of the Plan, the terms of which are incorporated herein by this reference. The Company shall have the right to impose such restrictions on any shares acquired pursuant to the exercise of this Option as the Company may deem advisable, including, without limitation, restrictions under applicable federal or state securities laws or regulations, the requirements of any stock exchange or market upon which such shares are listed and/or traded, and applicable provisions of the Code or regulations promulgated thereunder. It is expressly understood that the Board, the Committee, or the Company is authorized to administer, construe and make all determinations necessary or appropriate to the administration of the Plan or this Agreement, all of which shall be conclusive and binding upon Optionee and any other person claiming an interest thereunder.

Exhibit 10.1(a)
     (b) The Company may issue additional options, or terminate, amend, or modify its rules and regulations for administering the options; provided, however, that no such action may in any way adversely alter or impair Optionee’s rights under this Agreement, except as provided in Sections 8 and 11 hereof.
     (c) The Company shall have the authority to deduct or withhold, or require Optionee to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including Optionee’s FICA obligations) and other amounts required by law to be withheld with respect to any exercise of Optionee’s rights under this Agreement. Optionee may elect, subject to the approval of the Company, to satisfy withholding requirements, in whole or in part, by having the Company withhold shares of Common Stock having an aggregate Fair Market Value, on the date the tax is to be determined, equal to the amount required to be withheld. All elections shall be irrevocable and in writing, and shall be signed by Optionee in advance of the day that the transaction becomes taxable. If the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any shares issued to the Optionee pursuant to Optionee’s exercise of this Option, and such disposition occurs within the two-year period commencing on the date after the Date of Grant or within the one-year period commencing on the day after the date of transfer of such shares to Optionee pursuant to the exercise of this Option, such Optionee shall, within ten (10) days of such disposition, give written notice to the Company thereof and immediately thereafter deliver to the Company any amount of federal, state or local income taxes and other amounts that the Company informs Optionee the Company is required to withhold.
     (d) Optionee agrees to take all steps necessary to comply with all applicable provisions of federal and state securities law in exercising Optionee’s rights under this Agreement.
     (e) This Agreement is not intended to qualify for treatment under the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).
     (f) This Agreement shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental entities or stock exchanges as may be required.
     (g) To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Iowa.
     (h) Any written notice required or permitted under this Agreement shall be given by hand delivery or by United States mail, postage prepaid, to the address set forth herein for each party (or to such other address as may be given by such party by written notice and shall be effective upon delivery or upon mailing, as applicable.

Exhibit 10.1(a)
          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date set forth below.

ATTEST:	FBL FINANCIAL GROUP, INC.

Jerry C. Downin
Secretary

Dated:

By: Douglas V. Shelton
          Optionee hereby acknowledges receipt of copies of this Agreement and the Plan attached hereto; represents that Optionee is familiar with the terms and provisions of the Plan; and hereby accepts this Option subject to all the terms and provisions of the Plan and this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee or the Company with respect to all matters or issues arising under the Plan or this Agreement.

Dated:

Optionee (please sign)

Name (please type or print)

Street Address

City State Zip Code

Social Security / Tax Identification Number

Date of Birth

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